UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 7, 2010, Ligand Pharmaceuticals Incorporated (the “Company”) issued a press release announcing the entry by Pharmacopeia, LLC (“Pharmacopeia”), a wholly owned subsidiary of the Company, into an agreement with Venenum Biodesign, LLC (“Venenum”), relating to the sale by Pharmacopeia of its combinatorial chemical library and associated proprietary technology. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Note: Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 8.01	Entry into a Material Definitive Agreement.

On October 1, 2010, Pharmacopeia entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Venenum. Under the Asset Purchase Agreement, Pharmacopeia agreed to sell to Venenum its combinatorial chemical library and associated proprietary technology. The combinatorial chemistry asset, which the Company obtained in the acquisition of Pharmacopeia in December 2008, comprises an encoded combinatorial library collection (ECLiPS) and an ultra-high throughput screening platform. Venenum agreed to pay an aggregate purchase price of $1,800,000 to Pharmacopeia, with $1,000,000 due at closing and $400,000 due on each of September 30, 2011 and 2012. In addition, Pharmacopeia will receive royalties of 10% of product sales through October 1, 2013.

The closing of the transaction will take place on the earlier of (1) the date that is eleven days following the filing of a C-9600 Notification of Sale, Transfer, or Assignment in Bulk by Venenum with the New Jersey Division of Taxation or (2) the receipt of a tax clearance certificate from the New Jersey Division of taxation related to the C-9600, unless another time or date is agreed to by the parties. Customary closing deliverables of ancillary documents are required.

The foregoing summary of the material terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: October 7, 2010	By:	/s/ CHARLES S. BERKMAN
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 7, 2010.